UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 3, 2020

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31262		01-0609375
(Commission File Number)		(IRS Employer Identification No.)

2905 Premiere Parkway NW Suite 300
Duluth,	GA	30097
(Address of principal executive offices)		(Zip Code)

(770) 418-8200
(Registrant's telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ABG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Amendment to 2019 Senior Credit Facility
On January 31, 2020, Asbury Automotive Group, Inc. (the "Company”) obtained an amendment (the “Amendment”), to the Third Amended and Restated Credit Agreement dated, as of September 26, 2019, among the Company, as a borrower, certain of its subsidiaries, as vehicle borrowers, Bank of America, N.A., as administrative agent, revolving swing line lender, new vehicle floorplan swing line lender, used vehicle floorplan swingline lender and an L/C issuer, and the other lenders party thereto, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A., as co-syndication agents, Mercedes-Benz Financial Services USA LLC and Toyota Motor Credit Corporation, as co-documentation agents, and BofA Securities, Inc. as sole lead arranger and sole bookrunner.
The Amendment, among other things, provides for the following, and subject to satisfaction of certain other customary conditions in each case, effective concurrently with the consummation of the previously announced acquisition of the Park Place family of dealerships:

•	an increase the aggregate commitments under the revolving credit facility to $350,000,000,

•	an increase the aggregate commitments under the new vehicle revolving floorplan facility to $1,350,000,000 and

•	an increase the aggregate commitments under the used vehicle revolving floorplan facility to $200,000,000.
The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.
The Company issued an earnings release on February 3, 2020, announcing its financial results for the three and twelve months ended December 31, 2019. A copy of the earnings release is furnished as Exhibit 99.1 to this Current Report.
The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

The following exhibits are furnished as part of this report.

Exhibit No.	Description

10.1
First Amendment to the Third Amended and Restated Credit Agreement, dated January 31, 2020, among Asbury Automotive Group, Inc., as a borrower, certain of its subsidiaries, as vehicle borrowers, Bank of America, N.A., as administrative agent, revolving swing line lender, new vehicle floorplan swing line lender, used vehicle floorplan swingline lender and an l/c issuer, and the other lenders party thereto, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A., as co-syndication agents, Mercedes-Benz Financial Services USA LLC and Toyota Motor Credit Corporation, as co-documentation agents, and BofA Securities, Inc. as sole lead arranger and sole bookrunner

99.1	Press Release dated February 3, 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: February 3, 2020	By:	/s/ William F. Stax
	Name:	William F. Stax
	Title:	Interim Principal Financial Officer, Controller and Chief Accounting Officer